UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)     April 18, 2006
                                                         -----------------------

                           NATURAL HEALTH TRENDS CORP.
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               (Exact name of Company as specified in its charter)


         Delaware                      0-26272                  59-2705336
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(State or other jurisdiction         (Commission               IRS Employer
     of incorporation)               File Number)           Identification No.)


2050 Diplomat Drive                   Dallas, TX                    75234
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    (Address of principal executive offices)                      (Zip Code)


Company's telephone number, including area code         (972) 241-4080
                                                --------------------------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

         On April 18, 2006, Natural Health Trends Corp. (the "Company") received a letter from The Nasdaq Stock Market stating that the Company is not in compliance with Marketplace Rule 4310(c)(14), which obligates Nasdaq listed issuers to timely file those reports and other documents required to be filed with the Securities and Exchange Commission. As previously disclosed, the Company will be filing its Annual Report on Form 10-K late.

         Since the Company anticipates requesting a hearing with the Nasdaq Hearings Panel, or filing its Annual Report on Form 10-K, by April 25, 2006, it is not anticipated that the Company's shares of common stock will be delisted on April 27, 2006. However, if the Company fails to file its Annual Report on Form 10-K, or to persuade the Hearings Panel to provide the Company with an exception to Marketplace Rule 4310(c) (14), the Company's shares of Common Stock may be subject to delisting by The Nasdaq Stock Market.


Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

       99.   Press Release of the Company dated April  21, 2006.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        NATURAL HEALTH TRENDS CORP.


Date: April 21, 2006
                                        By: /s/ CHRIS SHARNG
                                            ------------------------------------
                                            Name: Chris Sharng
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer

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